Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of First Quarter 2025

(Unaudited) (1)

	Actual Results		Guidance for
Dollars in thousands, except per share and unit	1Q 2025		2Q 2025	Full-Year 2025

GAAP Metrics
Net income/(loss) attributable to UDR, Inc.	$76,720		--	--
Net income/(loss) attributable to common stockholders	$75,514		--	--
Income/(loss) per weighted average common share, diluted	$0.23		$0.11 to $0.13	$0.56 to $0.66

Per Share Metrics
FFO per common share and unit, diluted	$0.58		$0.61 to $0.63	$2.45 to $2.55
FFO as Adjusted per common share and unit, diluted	$0.61		$0.61 to $0.63	$2.45 to $2.55
Dividend declared per share and unit	$0.43		$0.43	$1.72 (2)

Same-Store Operating Metrics
Revenue growth/(decline) (Straight-line basis)	2.6%		--	1.25% to 3.25%
Expense growth	2.3%		--	2.75% to 4.25%
NOI growth/(decline) (Straight-line basis)	2.8%		--	0.50% to 3.00%
Physical Occupancy	97.2%		--	--

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	54,435	163	92.1%
Stabilized, Non-Mature	558	3	0.9%
Development	330	1	0.4%
Non-Residential / Other	N/A	N/A	1.5%
Joint Venture (3)	4,424	18	5.1%
Total completed homes	59,747	185	100.0%
Under Development	300	1	-
Total Quarter-end homes (3)(4)	60,047	186	100.0%

Balance Sheet Metrics (adjusted for non-recurring items)	1Q 2025	1Q 2024
Consolidated Interest Coverage Ratio	5.1x	5.0x
Consolidated Fixed Charge Coverage Ratio	5.0x	4.8x
Consolidated Debt as a percentage of Total Assets	32.8%	32.7%
Consolidated Net Debt-to-EBITDAre	5.7x	5.7x

(1)	See Attachment 14 for definitions, other terms and reconciliations.
(2)	Annualized for 2025.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes homes that are part of the Debt and Preferred Equity Program as described in Attachment 10.

Attachment 1

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended
	March 31,
In thousands, except per share amounts	2025	2024

REVENUES:
Rental income	$419,836	$411,669
Joint venture management and other fees	2,112	1,965
Total revenues	421,948	413,634

OPERATING EXPENSES:
Property operating and maintenance	75,990	73,478
Real estate taxes and insurance	58,745	58,795
Property management	13,645	13,379
Other operating expenses	8,059	6,828
Real estate depreciation and amortization	161,394	169,858
General and administrative	19,495	17,810
Casualty-related charges/(recoveries), net	3,297	6,278
Other depreciation and amortization	7,067	4,316
Total operating expenses	347,692	350,742

Gain/(loss) on sale of real estate owned	47,939	16,867
Operating income	122,195	79,759

Income/(loss) from unconsolidated entities	5,814	9,085
Interest expense	(47,701)	(48,062)
Interest income and other income/(expense), net	1,921	5,865

Income/(loss) before income taxes	82,229	46,647
Tax (provision)/benefit, net	(158)	(337)

Net Income/(loss)	82,071	46,310
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership	(5,339)	(3,149)
Net (income)/loss attributable to noncontrolling interests	(12)	(12)

Net income/(loss) attributable to UDR, Inc.	76,720	43,149
Distributions to preferred stockholders - Series E (Convertible)	(1,206)	(1,231)

Net income/(loss) attributable to common stockholders	$75,514	$41,918

Income/(loss) per weighted average common share - basic:	$0.23	$0.13
Income/(loss) per weighted average common share - diluted:	$0.23	$0.13

Common distributions declared per share	$0.43	$0.425

Weighted average number of common shares outstanding - basic	330,628	328,823
Weighted average number of common shares outstanding - diluted	331,717	328,954

(1)	See Attachment 14 for definitions and other terms.

Attachment 2

Funds From Operations

(Unaudited) (1)

	Three Months Ended
	March 31,
In thousands, except per share and unit amounts	2025	2024

Net income/(loss) attributable to common stockholders	$75,514	$41,918

Real estate depreciation and amortization	161,394	169,858
Noncontrolling interests	5,351	3,161
Real estate depreciation and amortization on unconsolidated joint ventures	12,766	14,154
Net (gain)/loss on the sale of depreciable real estate owned, net of tax	(47,939)	(16,867)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$207,086	$212,224

Distributions to preferred stockholders - Series E (Convertible) (2)	1,206	1,231

FFO attributable to common stockholders and unitholders, diluted	$208,292	$213,455

FFO per weighted average common share and unit, basic	$0.59	$0.60
FFO per weighted average common share and unit, diluted	$0.58	$0.60

Weighted average number of common shares and OP/DownREIT Units outstanding, basic	353,527	353,241
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding, diluted	357,432	356,280

Impact of adjustments to FFO:
Legal and other costs	$3,805	$2,530
Realized and unrealized (gain)/loss on real estate technology investments, net of tax	211	(4,988)
Severance costs	499	421
Software transition related costs	2,967	-
Casualty-related charges/(recoveries)	3,297	6,278
Total impact of adjustments to FFO	$10,779	$4,241

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$219,071	$217,696

FFO as Adjusted per weighted average common share and unit, diluted	$0.61	$0.61

Recurring capital expenditures, inclusive of unconsolidated joint ventures	(18,405)	(17,308)
AFFO attributable to common stockholders and unitholders, diluted	$200,666	$200,388

AFFO per weighted average common share and unit, diluted	$0.56	$0.56

(1)	See Attachment 14 for definitions and other terms.
(2)	Series E cumulative convertible preferred shares are dilutive for purposes of calculating FFO per share for the three months ended March 31, 2025 and March 31, 2024. Consequently, distributions to Series E cumulative convertible preferred stockholders are added to FFO and the weighted average number of Series E cumulative convertible preferred shares are included in the denominator when calculating FFO per common share and unit, diluted.

Attachment 3

Consolidated Balance Sheets

(Unaudited) (1)

	March 31,	December 31,
In thousands, except share and per share amounts	2025	2024

ASSETS

Real estate owned:
Real estate held for investment	$16,022,078	$15,994,794
Less: accumulated depreciation	(6,996,685)	(6,836,920)
Real estate held for investment, net	9,025,393	9,157,874
Real estate under development
(net of accumulated depreciation of $0 and $0)	33,535	-
Real estate held for disposition
(net of accumulated depreciation of $0 and $64,106)	-	154,463
Total real estate owned, net of accumulated depreciation	9,058,928	9,312,337

Cash and cash equivalents	1,250	1,326
Restricted cash	32,071	34,101
Notes receivable, net	365,833	247,849
Investment in and advances to unconsolidated joint ventures, net (2)	919,814	917,483
Operating lease right-of-use assets	186,066	186,997
Other assets (2)	181,450	197,493
Total assets	$10,745,412	$10,897,586

LIABILITIES AND EQUITY

Liabilities:
Secured debt	$1,137,826	$1,139,331
Unsecured debt	4,673,383	4,687,634
Operating lease liabilities	181,359	182,275
Real estate taxes payable	36,646	46,403
Accrued interest payable	28,055	52,631
Security deposits and prepaid rent	52,266	61,592
Distributions payable	153,756	151,720
Accounts payable, accrued expenses, and other liabilities	93,268	115,105
Total liabilities	6,356,559	6,436,691

Redeemable noncontrolling interests in the OP and DownREIT Partnership	1,057,474	1,017,355

Equity:
Preferred stock, no par value; 50,000,000 shares authorized at March 31, 2025 and December 31, 2024:
2,600,678 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,600,678 shares at December 31, 2024)	43,192	43,192
10,374,696 shares of Series F outstanding (10,424,485 shares at December 31, 2024)	1	1
Common stock, $0.01 par value; 450,000,000 shares authorized at March 31, 2025 and December 31, 2024:
331,174,564 shares issued and outstanding (330,858,719 shares at December 31, 2024)	3,312	3,309
Additional paid-in capital	7,575,098	7,572,480
Distributions in excess of net income	(4,293,032)	(4,179,415)
Accumulated other comprehensive income/(loss), net	2,473	3,638
Total stockholders' equity	3,331,044	3,443,205
Noncontrolling interests	335	335
Total equity	3,331,379	3,443,540
Total liabilities and equity	$10,745,412	$10,897,586

(1)	See Attachment 14 for definitions and other terms.
(2)	As of March 31, 2025, UDR's residential accounts receivable balance, net of its reserve, was $5.6 million, including its share from unconsolidated joint ventures. The unreserved amount is based on probability of collection.

Attachment 4(A)

Selected Financial Information

(Unaudited) (1)

	March 31,	December 31,
Common Stock and Equivalents	2025	2024

Common shares	331,174,564	330,858,719
Restricted unit and common stock equivalents	817,874	1,043,568
Operating and DownREIT Partnership units	22,918,707	22,689,109
Series E cumulative convertible preferred shares (2)	2,815,608	2,815,608
Total common shares, OP/DownREIT units, and common stock equivalents	357,726,753	357,407,004

Weighted Average Number of Shares Outstanding	1Q 2025	1Q 2024

Weighted average number of common shares and OP/DownREIT units outstanding - basic	353,527,384	353,241,039
Weighted average number of OP/DownREIT units outstanding	(22,899,196)	(24,417,883)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	330,628,188	328,823,156

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	357,431,948	356,279,718
Weighted average number of OP/DownREIT units outstanding	(22,899,196)	(24,417,883)
Weighted average number of Series E cumulative convertible preferred shares outstanding	(2,815,608)	(2,908,323)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	331,717,144	328,953,512

(1)	See Attachment 14 for definitions and other terms.
(2)	At March 31, 2025 and December 31, 2024 there were 2,600,678 of Series E cumulative convertible preferred shares outstanding, which is equivalent to 2,815,608 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

Attachment 4(B)

Selected Financial Information

March 31, 2025

(Unaudited) (1)

						Weighted	Weighted
						Average	Average Years
Debt Structure, In thousands			Balance		% of Total	Interest Rate	to Maturity (2)

Secured	Fixed		$1,114,312		19.1%	3.49%	3.8
	Floating		27,000		0.5%	3.15%	7.0
	Combined		1,141,312		19.6%	3.49%	3.9

Unsecured	Fixed		4,225,000	(3)	72.5%	3.08%	5.7
	Floating		459,646		7.9%	4.93%	0.8
	Combined		4,684,646		80.4%	3.26%	5.2

Total Debt	Fixed		5,339,312		91.6%	3.17%	5.3
	Floating		486,646		8.4%	4.83%	1.1
	Combined		5,825,958		100.0%	3.31%	4.9
	Total Non-Cash Adjustments (4)		(14,749)
	Total per Balance Sheet		$5,811,209			3.36%

Debt Maturities, In thousands
			Revolving Credit				Weighted
		Unsecured	Facilities & Comm.				Average
	Secured Debt (5)	Debt	Paper (2) (6) (7)		Balance	% of Total	Interest Rate

2025	$176,837	$-	$250,000		$426,837	7.3%	4.26%
2026	56,672	300,000	34,646		391,318	6.7%	3.20%
2027	6,939	650,000	-		656,939	11.3%	3.66%
2028	166,526	300,000	-		466,526	8.0%	3.72%
2029	315,811	300,000	-		615,811	10.6%	3.93%
2030	230,597	600,000	-		830,597	14.2%	3.34%
2031	160,930	600,000	-		760,930	13.1%	2.92%
2032	27,000	400,000	-		427,000	7.3%	2.17%
2033	-	650,000	-		650,000	11.2%	1.99%
2034	-	600,000	-		600,000	10.3%	4.04%
Thereafter	-	-	-		-	-	-
	1,141,312	4,400,000	284,646		5,825,958	100.0%	3.31%
Total Non-Cash Adjustments (4)	(3,486)	(11,263)	-		(14,749)
Total per Balance Sheet	$1,137,826	$4,388,737	$284,646		$5,811,209		3.36%

(1)	See Attachment 14 for definitions and other terms.
(2)	The 2025 maturity reflects the $250.0 million of principal outstanding at an interest rate of 4.67%, the equivalent of SOFR plus a spread of 35.0 basis points, on the Company’s unsecured commercial paper program as of March 31, 2025. Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $700.0 million. If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 5.1 years with extensions and without extensions.
(3)	Includes amounts on our $350.0 million unsecured Term Loan that have been swapped to fixed. The amounts swapped to fixed are $175.0 million at a weighted average rate of 1.43% that expires July 2025. The amounts that have not been swapped to fixed carry an interest rate of adjusted SOFR plus 83.0 basis points. The $350.0 million Term Loan has a maturity date of January 2027 plus a one-year extension option.
(4)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(5)	Includes principal amortization, as applicable.
(6)	There were no borrowings outstanding on our $1.3 billion line of credit at March 31, 2025. The facility has a maturity date of August 2028, plus two six-month extension options and currently carries an interest rate equal to adjusted SOFR plus 77.5 basis points.
(7)	There was $34.6 million outstanding on our $75.0 million working capital credit facility at March 31, 2025. The facility has a maturity date of January 2026. The working capital credit facility currently carries an interest rate equal to adjusted SOFR plus 77.5 basis points.

Attachment 4(C)

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					March 31, 2025
Net income/(loss)					$82,071
Adjustments:
Interest expense, including debt extinguishment and other associated costs					47,701
Real estate depreciation and amortization					161,394
Other depreciation and amortization					7,067
Tax provision/(benefit), net					158
Net (gain)/loss on the sale of depreciable real estate owned					(47,939)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					17,308
EBITDAre					$267,760

Casualty-related charges/(recoveries), net					3,297
Legal and other costs					3,805
Realized and unrealized (gain)/loss on real estate technology investments					1,880
Severance costs					499
(Income)/loss from unconsolidated entities					(5,814)
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					(17,308)
Management fee expense on unconsolidated joint ventures					(863)
Consolidated EBITDAre - adjusted for non-recurring items					$253,256

Annualized consolidated EBITDAre - adjusted for non-recurring items					$1,013,024

Interest expense, including debt extinguishment and other associated costs					47,701
Capitalized interest expense					2,000
Total interest					$49,701

Preferred dividends					$1,206

Total debt					$5,811,209
Cash					(1,250)
Net debt					$5,809,959

Consolidated Interest Coverage Ratio - adjusted for non-recurring items					5.1x

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items					5.0x

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items					5.7x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance

Maximum Leverage Ratio			≤60.0%	31.3% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	4.8x	Yes
Maximum Secured Debt Ratio			≤40.0%	9.9%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	376.9%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance

Debt as a percentage of Total Assets			≤65.0%	32.8% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.6x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	6.4%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	315.6%	Yes

Securities Ratings			Debt	Outlook	Commercial Paper

Moody's Investors Service			Baa1	Stable	P-2
S&P Global Ratings			BBB+	Stable	A-2

				Gross	% of
	Number of	1Q 2025 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value

Unencumbered assets	46,383	$248,300	87.1%	$14,016,314	87.3%
Encumbered assets	8,940	36,801	12.9%	2,039,299	12.7%
	55,323	$285,101	100.0%	$16,055,613	100.0%

(1)	See Attachment 14 for definitions and other terms.
(2)	As defined in our credit agreement dated September 15, 2021, as amended.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Revenues
Same-Store Communities	54,435	$405,007	$403,098	$400,774	$397,203	$394,708
Stabilized, Non-Mature Communities	558	4,345	4,189	4,070	3,628	3,545
Development Communities	330	2,383	1,801	1,255	505	8
Non-Residential / Other	-	7,659	7,164	7,776	7,866	8,270
Total	55,323	$419,394	$416,252	$413,875	$409,202	$406,531

Expenses
Same-Store Communities		$128,559	$124,234	$126,112	$123,561	$125,673
Stabilized, Non-Mature Communities		1,770	2,068	2,185	1,866	1,943
Development Communities		1,140	691	657	472	177
Non-Residential / Other		3,072	1,435	3,522	2,322	3,004
Total (2)		$134,541	$128,428	$132,476	$128,221	$130,797

Net Operating Income
Same-Store Communities		$276,448	$278,864	$274,662	$273,642	$269,035
Stabilized, Non-Mature Communities		2,575	2,121	1,885	1,762	1,602
Development Communities		1,243	1,110	598	33	(169)
Non-Residential / Other		4,587	5,729	4,254	5,544	5,266
Total		$284,853	$287,824	$281,399	$280,981	$275,734

Operating Margin
Same-Store Communities		68.3%	69.2%	68.5%	68.9%	68.2%

Weighted Average Physical Occupancy
Same-Store Communities		97.2%	96.8%	96.3%	96.8%	97.0%
Stabilized, Non-Mature Communities		96.3%	93.1%	91.0%	86.0%	75.0%
Development Communities		82.8%	62.2%	43.9%	23.6%	5.1%
Other (3)		-	97.6%	98.2%	98.4%	98.4%
Total		97.2%	96.6%	95.9%	96.4%	96.8%

Sold and Held for Disposition Communities
Revenues	-	$442	$4,188	$4,213	$4,126	$5,138
Expenses (2)		194	1,008	1,190	1,106	1,476
Net Operating Income/(Loss)		$248	$3,180	$3,023	$3,020	$3,662

Total	55,323	$285,101	$291,004	$284,422	$284,001	$279,396

(1)	See Attachment 14 for definitions and other terms.
(2)	The summation of Total expenses and Sold and Held for Disposition Communities expenses above agrees to the summation of property operating and maintenance and real estate taxes and insurance expenses on Attachment 1.
(3)	Includes occupancy of Sold and Held for Disposition Communities.

Attachment 6

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited) (1)

	% of 1Q 2025
	SS Operating
Year-Over-Year Comparison	Expenses	1Q 2025	1Q 2024	% Change

Personnel	15.0%	$19,267	$18,674	3.2%
Utilities	14.8%	19,003	18,142	4.7%
Repair and maintenance	19.2%	24,659	24,430	0.9%
Administrative and marketing	7.4%	9,492	8,325	14.0%
Controllable expenses	56.4%	72,421	69,571	4.1%

Real estate taxes	39.4%	$50,796	$50,007	1.6%
Insurance	4.2%	5,342	6,095	-12.4%
Same-Store operating expenses	100.0%	$128,559	$125,673	2.3%

Same-Store Homes	54,435

	% of 1Q 2025
	SS Operating
Sequential Comparison	Expenses	1Q 2025	4Q 2024	% Change

Personnel	15.0%	$19,267	$17,688	8.9%
Utilities	14.8%	19,003	17,272	10.0%
Repair and maintenance	19.2%	24,659	23,775	3.7%
Administrative and marketing	7.4%	9,492	9,538	-0.5%
Controllable expenses	56.4%	72,421	68,273	6.1%

Real estate taxes	39.4%	$50,796	$49,763	2.1%
Insurance	4.2%	5,342	6,198	-13.8%
Same-Store operating expenses	100.0%	$128,559	$124,234	3.5%

Same-Store Homes	54,435

(1)	See Attachment 14 for definitions and other terms.

Attachment 7(A)

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

March 31, 2025

(Unaudited) (1)

				Unconsolidated		Revenue Per
			Total	Joint Venture	Total	Occupied
	Same-Store	Non-Mature	Consolidated	Operating	Homes	Home
	Homes	Homes (2)	Homes	Homes (3)	(incl. JV) (3)	(Incl. JV at Share)(4)
West Region
Orange County, CA	4,305	-	4,305	701	5,006	$3,129
San Francisco, CA	3,137	173	3,310	602	3,912	3,558
Seattle, WA	2,702	-	2,702	284	2,986	2,913
Los Angeles, CA	1,225	-	1,225	340	1,565	3,432
Monterey Peninsula, CA	1,567	-	1,567	-	1,567	2,365
	12,936	173	13,109	1,927	15,036

Mid-Atlantic Region
Metropolitan DC	8,819	300	9,119	360	9,479	2,452
Baltimore, MD	2,219	-	2,219	-	2,219	1,997
Richmond, VA	1,359	-	1,359	-	1,359	1,919
	12,397	300	12,697	360	13,057

Northeast Region
Boston, MA	4,667	-	4,667	876	5,543	3,257
New York, NY	1,945	-	1,945	707	2,652	5,113
	6,612	-	6,612	1,583	8,195

Southeast Region
Tampa, FL	3,877	330	4,207	-	4,207	2,195
Orlando, FL	3,493	-	3,493	-	3,493	1,911
Nashville, TN	2,261	-	2,261	-	2,261	1,747
	9,631	330	9,961	-	9,961

Southwest Region
Dallas, TX	7,364	85	7,449	-	7,449	1,789
Austin, TX	1,880	-	1,880	-	1,880	1,807
	9,244	85	9,329	-	9,329

Other Markets (5)	3,615	-	3,615	554	4,169	2,630

Totals	54,435	888	55,323	4,424	59,747	$2,597

Communities (6)	163	4	167	18	185

		Homes	Communities
Total completed homes		59,747	185
Under Development (7)		300	1

Total Quarter-end homes and communities		60,047	186

(1)	See Attachment 14 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature, Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5. Excludes development homes not yet completed and Sold and Held for Disposition Communities.
(3)	Represents joint venture operating homes at 100 percent. Excludes joint venture held for disposition communities. See Attachment 10 for UDR's joint venture and partnership ownership interests.
(4)	Represents joint ventures at UDR's ownership interests. Excludes joint venture held for disposition communities. See Attachment 10 for UDR's joint venture and partnership ownership interests.
(5)	Other Markets include Denver (510 homes), Palm Beach (636 homes), Inland Empire (658 homes), San Diego (163 wholly owned, 264 JV homes), Portland (476 homes) and Philadelphia (1,172 wholly owned, 290 JV homes).
(6)	Represents communities where 100 percent of all development homes have been completed.
(7)	See Attachment 9 for UDR’s developments and ownership interests.

Attachment 7(B)

Non-Mature Home Summary and Net Operating Income by Market

March 31, 2025

(Unaudited) (1)

Non-Mature Home Breakout - By Date

Community	Category	# of Homes	Market	Same-Store Quarter (2)

The MO	Stabilized, Non-Mature	300	Metropolitan DC	2Q25

Residences at Lake Merritt	Stabilized, Non-Mature	173	San Francisco, CA	2Q25

Villas at Fiori	Stabilized, Non-Mature	85	Dallas, TX	2Q26

101 N. Meridian	Development	330	Tampa, FL	3Q26

Total		888

Net Operating Income Breakout By Market

	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total
West Region			Southeast Region
Orange County, CA	10.9%	10.9%	Tampa, FL	5.8%	5.8%
San Francisco, CA	8.2%	8.5%	Orlando, FL	4.8%	4.4%
Seattle, WA	6.3%	6.5%	Nashville, TN	2.9%	2.7%
Los Angeles, CA	3.0%	3.1%		13.5%	12.9%
Monterey Peninsula, CA	2.9%	2.7%	Southwest Region
	31.3%	31.7%	Dallas, TX	8.7%	8.9%
Mid-Atlantic Region			Austin, TX	2.1%	1.9%
Metropolitan DC	15.6%	14.9%		10.8%	10.8%
Baltimore, MD	3.1%	2.9%
Richmond, VA	2.0%	1.9%	Other Markets (3)	6.8%	7.1%
	20.7%	19.7%
Northeast Region
Boston, MA	11.3%	11.3%
New York, NY	5.6%	6.5%
	16.9%	17.8%	Total	100.0%	100.0%

(1)	See Attachment 14 for definitions and other terms.
(2)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.
(3)	See Attachment 7(A), footnote 5 for details regarding location of the Other Markets.

Attachment 8(A)

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

March 31, 2025

(Unaudited) (1)

		% of Same-	Same-Store
	Total	Store Portfolio
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	1Q 2025 NOI	1Q 25	1Q 24	Change	1Q 25	1Q 24	Change

West Region
Orange County, CA	4,305	10.9%	97.3%	96.8%	0.5%	$3,127	$3,062	2.1%
San Francisco, CA	3,137	8.2%	97.4%	97.3%	0.1%	3,570	3,453	3.4%
Seattle, WA	2,702	6.3%	97.7%	97.8%	-0.1%	2,923	2,822	3.6%
Los Angeles, CA	1,225	3.0%	97.3%	96.9%	0.4%	3,268	3,199	2.2%
Monterey Peninsula, CA	1,567	2.9%	96.0%	96.2%	-0.2%	2,365	2,364	0.0%
	12,936	31.3%	97.2%	97.1%	0.1%	3,117	3,038	2.6%

Mid-Atlantic Region
Metropolitan DC	8,819	15.6%	97.7%	97.6%	0.1%	2,450	2,339	4.7%
Baltimore, MD	2,219	3.1%	97.3%	96.1%	1.2%	1,997	1,909	4.6%
Richmond, VA	1,359	2.0%	96.8%	97.0%	-0.2%	1,919	1,850	3.7%
	12,397	20.7%	97.6%	97.3%	0.3%	2,309	2,209	4.5%

Northeast Region
Boston, MA	4,667	11.3%	97.2%	96.9%	0.3%	3,296	3,162	4.2%
New York, NY	1,945	5.6%	98.0%	98.1%	-0.1%	5,036	4,869	3.4%
	6,612	16.9%	97.4%	97.3%	0.1%	3,811	3,669	3.9%

Southeast Region
Tampa, FL	3,877	5.8%	97.3%	96.8%	0.5%	2,143	2,130	0.6%
Orlando, FL	3,493	4.8%	97.0%	97.0%	0.0%	1,911	1,913	-0.1%
Nashville, TN	2,261	2.9%	96.6%	96.8%	-0.2%	1,747	1,741	0.3%
	9,631	13.5%	97.0%	96.9%	0.1%	1,966	1,960	0.3%

Southwest Region
Dallas, TX	7,364	8.7%	97.3%	96.5%	0.8%	1,769	1,783	-0.8%
Austin, TX	1,880	2.1%	97.5%	96.6%	0.9%	1,807	1,840	-1.8%
	9,244	10.8%	97.3%	96.5%	0.8%	1,777	1,795	-1.0%

Other Markets	3,615	6.8%	96.4%	97.1%	-0.7%	2,574	2,542	1.3%

Total/Weighted Avg.	54,435	100.0%	97.2%	97.0%	0.2%	$2,550	$2,492	2.3%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(B)

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

March 31, 2025

(Unaudited) (1)

		Same-Store ($000s)

	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	1Q 25	1Q 24	Change	1Q 25	1Q 24	Change	1Q 25	1Q 24	Change

West Region
Orange County, CA	4,305	$39,291	$38,277	2.7%	$9,195	$8,511	8.0%	$30,096	$29,766	1.1%
San Francisco, CA	3,137	32,727	31,615	3.5%	10,088	9,656	4.5%	22,639	21,959	3.1%
Seattle, WA	2,702	23,152	22,368	3.5%	5,882	6,216	-5.4%	17,270	16,152	6.9%
Los Angeles, CA	1,225	11,685	11,392	2.6%	3,409	3,209	6.3%	8,276	8,183	1.1%
Monterey Peninsula, CA	1,567	10,674	10,692	-0.2%	2,662	2,483	7.2%	8,012	8,209	-2.4%
	12,936	117,529	114,344	2.8%	31,236	30,075	3.9%	86,293	84,269	2.4%

Mid-Atlantic Region
Metropolitan DC	8,819	63,330	60,394	4.9%	20,094	19,252	4.4%	43,236	41,142	5.1%
Baltimore, MD	2,219	12,932	12,223	5.8%	4,330	4,029	7.5%	8,602	8,194	5.0%
Richmond, VA	1,359	7,572	7,318	3.5%	1,962	1,949	0.7%	5,610	5,369	4.5%
	12,397	83,834	79,935	4.9%	26,386	25,230	4.6%	57,448	54,705	5.0%

Northeast Region
Boston, MA	4,667	44,855	42,898	4.6%	13,537	13,158	2.9%	31,318	29,740	5.3%
New York, NY	1,945	28,796	27,870	3.3%	13,285	12,948	2.6%	15,511	14,922	3.9%
	6,612	73,651	70,768	4.1%	26,822	26,106	2.7%	46,829	44,662	4.9%

Southeast Region
Tampa, FL	3,877	24,249	23,981	1.1%	8,200	8,124	0.9%	16,049	15,857	1.2%
Orlando, FL	3,493	19,423	19,447	-0.1%	6,061	6,193	-2.1%	13,362	13,254	0.8%
Nashville, TN	2,261	11,444	11,423	0.2%	3,337	3,294	1.3%	8,107	8,129	-0.3%
	9,631	55,116	54,851	0.5%	17,598	17,611	-0.1%	37,518	37,240	0.7%

Southwest Region
Dallas, TX	7,364	38,025	38,011	0.0%	14,128	14,598	-3.2%	23,897	23,413	2.1%
Austin, TX	1,880	9,937	10,029	-0.9%	4,218	3,955	6.6%	5,719	6,074	-5.8%
	9,244	47,962	48,040	-0.2%	18,346	18,553	-1.1%	29,616	29,487	0.4%

Other Markets	3,615	26,915	26,770	0.5%	8,171	8,098	0.9%	18,744	18,672	0.4%

Total	54,435	$405,007	$394,708	2.6%	$128,559	$125,673	2.3%	$276,448	$269,035	2.8%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(C)

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

March 31, 2025

(Unaudited) (1)

		Same-Store
	Total
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	1Q 25	4Q 24	Change	1Q 25	4Q 24	Change

West Region
Orange County, CA	4,305	97.3%	96.9%	0.4%	$3,127	$3,114	0.4%
San Francisco, CA	3,137	97.4%	96.9%	0.5%	3,570	3,552	0.5%
Seattle, WA	2,702	97.7%	97.4%	0.3%	2,923	2,886	1.3%
Los Angeles, CA	1,225	97.3%	95.3%	2.0%	3,268	3,300	-1.0%
Monterey Peninsula, CA	1,567	96.0%	96.9%	-0.9%	2,365	2,442	-3.2%
	12,936	97.2%	96.9%	0.3%	3,117	3,108	0.3%

Mid-Atlantic Region
Metropolitan DC	8,819	97.7%	97.1%	0.6%	2,450	2,438	0.5%
Baltimore, MD	2,219	97.3%	96.8%	0.5%	1,997	1,985	0.6%
Richmond, VA	1,359	96.8%	97.5%	-0.7%	1,919	1,907	0.6%
	12,397	97.6%	97.1%	0.5%	2,309	2,299	0.5%

Northeast Region
Boston, MA	4,667	97.2%	96.3%	0.9%	3,296	3,291	0.2%
New York, NY	1,945	98.0%	97.6%	0.4%	5,036	5,043	-0.1%
	6,612	97.4%	96.7%	0.7%	3,811	3,811	0.0%

Southeast Region
Tampa, FL	3,877	97.3%	97.0%	0.3%	2,143	2,140	0.1%
Orlando, FL	3,493	97.0%	96.6%	0.4%	1,911	1,917	-0.3%
Nashville, TN	2,261	96.6%	97.0%	-0.4%	1,747	1,749	-0.1%
	9,631	97.0%	96.9%	0.1%	1,966	1,967	0.0%

Southwest Region
Dallas, TX	7,364	97.3%	96.7%	0.6%	1,769	1,785	-0.9%
Austin, TX	1,880	97.5%	96.6%	0.9%	1,807	1,832	-1.4%
	9,244	97.3%	96.7%	0.6%	1,777	1,795	-1.0%

Other Markets	3,615	96.4%	96.5%	-0.1%	2,574	2,582	-0.3%

Total/Weighted Avg.	54,435	97.2%	96.8%	0.4%	$2,550	$2,549	0.0%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(D)

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

March 31, 2025

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	1Q 25	4Q 24	Change	1Q 25	4Q 24	Change	1Q 25	4Q 24	Change

West Region
Orange County, CA	4,305	$39,291	$38,974	0.8%	$9,195	$8,784	4.7%	$30,096	$30,190	-0.3%
San Francisco, CA	3,137	32,727	32,380	1.1%	10,088	9,917	1.7%	22,639	22,463	0.8%
Seattle, WA	2,702	23,152	22,785	1.6%	5,882	6,167	-4.6%	17,270	16,618	3.9%
Los Angeles, CA	1,225	11,685	11,559	1.1%	3,409	3,374	1.0%	8,276	8,185	1.1%
Monterey Peninsula, CA	1,567	10,674	11,122	-4.0%	2,662	2,566	3.7%	8,012	8,556	-6.4%
	12,936	117,529	116,820	0.6%	31,236	30,808	1.4%	86,293	86,012	0.3%

Mid-Atlantic Region
Metropolitan DC	8,819	63,330	62,635	1.1%	20,094	19,068	5.4%	43,236	43,567	-0.8%
Baltimore, MD	2,219	12,932	12,791	1.1%	4,330	4,094	5.8%	8,602	8,697	-1.1%
Richmond, VA	1,359	7,572	7,582	-0.1%	1,962	1,715	14.4%	5,610	5,867	-4.4%
	12,397	83,834	83,008	1.0%	26,386	24,877	6.1%	57,448	58,131	-1.2%

Northeast Region
Boston, MA	4,667	44,855	44,374	1.1%	13,537	12,138	11.5%	31,318	32,236	-2.8%
New York, NY	1,945	28,796	28,717	0.3%	13,285	12,967	2.4%	15,511	15,750	-1.5%
	6,612	73,651	73,091	0.8%	26,822	25,105	6.8%	46,829	47,986	-2.4%

Southeast Region
Tampa, FL	3,877	24,249	24,140	0.5%	8,200	8,161	0.5%	16,049	15,979	0.4%
Orlando, FL	3,493	19,423	19,401	0.1%	6,061	6,158	-1.6%	13,362	13,243	0.9%
Nashville, TN	2,261	11,444	11,508	-0.6%	3,337	3,066	8.9%	8,107	8,442	-4.0%
	9,631	55,116	55,049	0.1%	17,598	17,385	1.2%	37,518	37,664	-0.4%

Southwest Region
Dallas, TX	7,364	38,025	38,129	-0.3%	14,128	13,744	2.8%	23,897	24,385	-2.0%
Austin, TX	1,880	9,937	9,979	-0.4%	4,218	4,549	-7.3%	5,719	5,430	5.3%
	9,244	47,962	48,108	-0.3%	18,346	18,293	0.3%	29,616	29,815	-0.7%

Other Markets	3,615	26,915	27,022	-0.4%	8,171	7,766	5.2%	18,744	19,256	-2.7%

Total	54,435	$405,007	$403,098	0.5%	$128,559	$124,234	3.5%	$276,448	$278,864	-0.9%

(1)	See Attachment 14 for definitions and other terms.

Attachment 8(E)

Same-Store Operating Information By Major Market

March 31, 2025

(Unaudited) (1)

	Effective Blended Lease Rate Growth	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover
	1Q 2025	1Q 2025	1Q 2025	1Q 2025	1Q 2024

West Region	2.9%	1.5%	4.2%	31.0%	34.0%

Mid-Atlantic Region	2.9%	-1.2%	6.4%	29.7%	31.5%

Northeast Region	1.8%	-2.4%	5.2%	24.6%	26.3%

Southeast Region	-0.7%	-4.6%	2.8%	36.4%	41.8%

Southwest Region	-4.1%	-10.1%	3.1%	36.3%	40.0%

Other Markets	-1.2%	-6.7%	5.3%	34.2%	37.0%

Total/Weighted Avg.	0.9%	-2.9%	4.5%	31.7%	34.8%

Allocation of Total Homes Repriced during the Quarter		48.2%	51.8%

(1)	See Attachment 14 for definitions and other terms.

Attachment 9

Development and Land Summary

March 31, 2025

(Dollars in Thousands)

(Unaudited) (1)

Wholly-Owned
								Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Initial
Community	Location	Homes	Homes	Date	Cost	per Home	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction

3099 Iowa	Riverside, CA	300	-	$33,535	$133,600	$445	1Q25	1Q27	2Q27	N/A	N/A

Total Under Construction		300	-	$33,535	$133,600	$445

Completed Projects, Non-Stabilized

101 N. Meridian	Tampa, FL	330	330	$132,409	$134,000	$406	1Q22	1Q24	2Q24	95.8%	93.9%

Total Completed, Non-Stabilized		330	330	$132,409	$134,000	$406

Total - Wholly Owned		630	330	$165,944	$267,600	$425

NOI From Wholly-Owned Projects		1Q 25

Projects Under Construction		$-
Completed, Non-Stabilized		1,243
Total		$1,243

Land Summary	Location	UDR Ownership Interest		Real Estate Cost Basis

Total Land (7 parcels)	Various	100%		$228,330

(1)	See Attachment 14 for definitions and other terms.

Attachment 10

Unconsolidated and Debt and Preferred Equity Program Summary

March 31, 2025

(Dollars in Thousands)

(Unaudited) (1)

Unconsolidated Joint Ventures and Partnerships

				Physical	Total Rev. per	Net Operating Income
	Own.	# of	# of	Occupancy	Occ. Home	UDR's Share
Portfolio Characteristics	Interest	Comm.	Homes	1Q 25	1Q 25	1Q 25

UDR / MetLife	50%	13	2,834	97.1%	$4,246	$10,960
UDR / LaSalle	51%	5	1,590	97.1%	2,705	4,426

Total		18	4,424	97.1%	$3,687	$15,386

	Gross Book Value			Weighted
	of JV Real	Total Project	UDR's Equity	Avg. Debt	Debt
Balance Sheet Characteristics	Estate Assets (2)	Debt (2)	Investment	Interest Rate	Maturities

UDR / MetLife	$1,742,407	$845,640	$208,952	3.93%	2027-2031
UDR / LaSalle	620,675	45,276	263,764	5.87%	2028

Total	$2,363,082	$890,916	$472,716	4.03%

Debt and Preferred Equity Program (3)(4)

				Contractual
		UDR Investment		Return
Investment Classifications	# of Commitments	Commitment	Balance	Rate

Non-Stabilized Communities - Preferred Equity	4	$96,547	$113,554	10.1%
Non-Stabilized Communities - Loans (5)	3	267,516	286,384	13.2%
Stabilized Communities - Preferred Equity	7	277,099	302,560	9.2%

Total Debt and Preferred Equity Program	14	$641,162	$702,498	11.0%

	1Q 25

Income/(loss) from investments (6)	$9,476

					Income/(Loss)
		UDR Investment (8)			from Investments
Other Unconsolidated Investments (7)		Commitment	Funded	Balance	1Q 25 (9)

Total Real Estate Technology and Sustainability Investments		$111,000	$65,285	$69,961	$184

(1)	See Attachment 14 for definitions and other terms.
(2)	Joint ventures and partnerships represented at 100%. Debt balances are presented net of deferred financing costs.
(3)	UDR's investments are reflected as investment in and advances to unconsolidated joint ventures or notes receivable, net on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities or interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.
(4)	Investment commitment represents maximum loan principal or equity investment and therefore excludes accrued return. Investment balance includes amounts funded plus accrued and unpaid return prior to the period end as well as any non-cash impairment losses or loan reserves.
(5)	In March 2025, UDR increased its joint venture loan investment in 1300 Fairmount by acquiring the senior loan from the lender for $114.6 million, bringing its total investment in the joint venture to $183.2 million. The senior loan has an interest rate of Term SOFR + 4.05%, a default interest rate of Term SOFR + 12.05% and a maturity date of May 2026. Upon acquisition, the loan was placed on non-accrual status.
(6)	When excluding UDR's share of recorded real estate depreciation and amortization on debt and preferred equity investments for the three months ended March 31, 2025, the amount is approximately $10.3 million.
(7)	Other unconsolidated investments represent UDR’s investments in eight real estate technology and climate technology funds.
(8)	Investment commitment represents maximum equity contractually required to be funded, and therefore excludes realized/unrealized gain/(loss). Investment funded represents cash funded towards the investment commitment. Investment balance includes amounts funded plus undistributed realized/unrealized gain/(loss), less $30.9 million of cash and stock distributed prior to the period end.
(9)	Income/(loss) from investments is deducted/added back to FFOA.

Attachment 11

Acquisitions, Dispositions, and Debt and Preferred Equity Program Summary

March 31, 2025

(Dollars in Thousands)

(Unaudited) (1)

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Dispositions - Wholly-Owned

Jan-25	One William (3)	Englewood, NJ	100%	0%	$84,000	$-	185	$454
Jan-25	Leonard Pointe (4)	Brooklyn, NY	100%	0%	127,500	-	188	678

					$211,500	$-	373	$567

(1)	See Attachment 14 for definitions and other terms.
(2)	Price represents 100% of the asset. Debt represents 100% of the asset's indebtedness, and excludes deferred financing costs.
(3)	UDR recorded a gain on sale of approximately $24.4 million during the three months ended March 31, 2025, which is included in gain/(loss) on sale of real estate owned.
(4)	UDR recorded a gain on sale of approximately $23.5 million during the three months ended March 31, 2025, which is included in gain/(loss) on sale of real estate owned.

Attachment 12

Capital Expenditure and Repair and Maintenance Summary

March 31, 2025

(In thousands, except Cost per Home)

(Unaudited) (1)

	Three Months
	Ended	Cost
Capital Expenditures for Consolidated Homes (2)	March 31, 2025	per Home

Average number of homes (3)	54,993

Total Recurring Cap Ex	$17,283	$314

NOI Enhancing Cap Ex	14,055	256

Total Recurring and NOI Enhancing Cap Ex	$31,338	$570

	Three Months
	Ended	Cost
Repair and Maintenance for Consolidated Homes (Expensed)	March 31, 2025	per Home

Average number of homes (3)	54,993

Total Repair and Maintenance	$25,004	$455

(1)	See Attachment 14 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes owned at the end of each month.

Attachment 13

2Q 2025 and Full-Year 2025 Guidance

March 31, 2025

(Unaudited) (1)

Full-Year 2025 Guidance
Change from
Net Income, FFO and FFO as Adjusted per Share and Unit Guidance	2Q 2025	Full-Year 2025	Prior Guidance	Prior Midpoint

Income/(loss) per weighted average common share, diluted	$0.11 to $0.13	$0.56 to $0.66	$0.56 to $0.66	-
FFO per common share and unit, diluted	$0.61 to $0.63	$2.45 to $2.55	$2.45 to $2.55	-
FFO as Adjusted per common share and unit, diluted	$0.61 to $0.63	$2.45 to $2.55	$2.45 to $2.55	-
Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding, diluted (in millions)	357.7	358.0	358.0	-
Annualized dividend per share and unit		$1.72	$1.72	-

Change from
Same-Store Guidance (Straight-line basis)		Full-Year 2025	Prior Guidance	Prior Midpoint

Revenue growth / (decline)		1.25% to 3.25%	1.25% to 3.25%	-
Expense growth		2.75% to 4.25%	2.75% to 4.25%	-
NOI growth / (decline)		0.50% to 3.00%	0.50% to 3.00%	-

Change from
Investment Guidance ($ in millions)		Full-Year 2025	Prior Guidance	Prior Midpoint

Dispositions - Consolidated and Joint Venture (at share)		$215 to $415	$215 to $415	-
Acquisitions - Consolidated and Joint Venture (at share)		$0 to $200	$0 to $200	-
Capital Expenditures - Recurring, NOI Enhancing, and Redevelopment		$220 to $260	$220 to $260	-

Change from
Corporate Expense Guidance ($ in millions)		Full-Year 2025	Prior Guidance	Prior Midpoint

Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		$185 to $195	$185 to $195	-
General and administrative		$70 to $80	$70 to $80	-

(1)	See Attachment 14 for definitions and other terms.

Attachment 14(A)

Definitions and Reconciliations

March 31, 2025

(Unaudited)

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders: The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO enables investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Interest Coverage Ratio - adjusted for non-recurring items: The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items: The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lenders with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Contractual Return Rate: The Company defines Contractual Return Rate as the rate of return or interest rate that the Company is entitled to receive on a preferred equity investment or loan, as specified in the applicable agreement.

Controllable Expenses: The Company refers to property operating and maintenance expenses as Controllable Expenses.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre): The Company defines EBITDAre as net income/(loss) (computed in accordance with GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or Nareit, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the Nareit definition, or that interpret the Nareit definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of Nareit in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company’s ability to incur and service debt, and enables investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Effective Blended Lease Rate Growth: The Company defines Effective Blended Lease Rate Growth as the combined proportional growth as a result of Effective New Lease Rate Growth and Effective Renewal Lease Rate Growth. Management considers Effective Blended Lease Rate Growth a useful metric for investors as it assesses combined proportional market-level, new and in-place demand trends.

Effective New Lease Rate Growth: The Company defines Effective New Lease Rate Growth as the increase/(decrease) in gross potential rent realized less concessions on a straight-line basis for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter. Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth: The Company defines Effective Renewal Lease Rate Growth as the increase/(decrease) in gross potential rent realized less concessions on a straight-line basis for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter. Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion: The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Attachment 14(B)

Definitions and Reconciliations

March 31, 2025

(Unaudited)

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders: The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of other non-comparable items including, but not limited to, acquisition-related costs, prepayment costs/benefits associated with early debt retirement, impairment write-downs or gains and losses on sales of real estate or other assets incidental to the main business of the Company and income taxes directly associated with those gains and losses, casualty-related expenses and recoveries, severance costs, software transition related costs and legal and other costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders: The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate related to the main business of the Company or of investments in non-consolidated investees that are directly attributable to decreases in the fair value of depreciable real estate held by the investee, gains and losses from sales of depreciable real estate related to the main business of the Company and income taxes directly associated with those gains and losses, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, and the Company’s share of unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002 and restated in November 2018. In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP Units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	1Q 2025
Income/(loss) from unconsolidated entities	$5,814
Management fee	863
Interest expense	4,542
Depreciation	11,935
General and administrative	125
Preferred Equity Program (excludes loans)	(6,221)
Other (income)/expense	(3)
Realized and unrealized (gain)/loss on real estate technology investments, net of tax	(1,669)
Total Joint Venture NOI at UDR's Ownership Interest	$15,386

Net Operating Income (“NOI”): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense, which is calculated as 3.25% of property revenue, and land rent. Property management expense covers costs directly related to consolidated property operations, inclusive of corporate management, regional supervision, accounting and other costs.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income/(loss) attributable to UDR, Inc. to NOI is provided below.

In thousands	1Q 2025	4Q 2024	3Q 2024	2Q 2024	1Q 2024
Net income/(loss) attributable to UDR, Inc.	$76,720	$(5,044)	$22,597	$28,883	$43,149
Property management	13,645	13,665	13,588	13,433	13,379
Other operating expenses	8,059	9,613	6,382	7,593	6,828
Real estate depreciation and amortization	161,394	165,446	170,276	170,488	169,858
Interest expense	47,701	49,625	50,214	47,811	48,062
Casualty-related charges/(recoveries), net	3,297	6,430	1,473	998	6,278
General and administrative	19,495	25,469	20,890	20,136	17,810
Tax provision/(benefit), net	158	312	(156)	386	337
(Income)/loss from unconsolidated entities	(5,814)	(8,984)	1,880	(4,046)	(9,085)
Interest income and other (income)/expense, net	(1,921)	30,858	(6,159)	(6,498)	(5,865)
Joint venture management and other fees	(2,112)	(2,288)	(2,072)	(1,992)	(1,965)
Other depreciation and amortization	7,067	6,381	4,029	4,679	4,316
(Gain)/loss on sale of real estate owned	(47,939)	-	-	-	(16,867)
Net income/(loss) attributable to noncontrolling interests	5,351	(479)	1,480	2,130	3,161
Total consolidated NOI	$285,101	$291,004	$284,422	$284,001	$279,396

Attachment 14(C)

Definitions and Reconciliations

March 31, 2025

(Unaudited)

NOI Enhancing Capital Expenditures ("Cap Ex"): The Company defines NOI Enhancing Capital Expenditures as expenditures that result in increased income generation or decreased expense growth over time.

Management considers NOI Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues or to decrease expenses.

Non-Mature Communities: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Other Markets: The Company defines Other Markets as the accumulation of individual markets where it operates less than 1,000 Same-Store homes.  Management considers Other Markets a useful metric as the operating results for the individual markets are not representative of the fundamentals for those markets as a whole.

Physical Occupancy: The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store Communities: The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters. These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress. Based upon the level of material impact the redevelopment has on the community (operations, occupancy levels, and future rental rates), the community may or may not maintain Stabilization. As such, for each redevelopment, the Company assesses whether the community remains in Same-Store.

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Total Revenue per Occupied Home: The Company defines Total Revenue per Occupied Home as rental and other revenues with concessions reported on a straight-line basis, divided by the product of occupancy and the number of apartment homes.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS: The Company’s taxable REIT subsidiaries (“TRS”) focus on making investments and providing services that are otherwise not allowed to be made or provided by a REIT.

YTD Same-Store Communities: The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years. These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and were not held for disposition.

Attachment 14(D)

Definitions and Reconciliations

March 31, 2025

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for full-year 2025 and second quarter of 2025 to forecasted FFO and FFO as Adjusted per share and unit:

	Full-Year 2025
	Low	High

Forecasted net income per diluted share	$0.56	$0.66
Conversion from GAAP share count	(0.02)	(0.02)
Net gain on the sale of depreciable real estate owned	(0.13)	(0.13)
Depreciation	2.00	2.00
Noncontrolling interests	0.03	0.03
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$2.45	$2.55
Legal and other costs	-	-
Casualty-related charges/(recoveries)	-	-
Realized/unrealized (gain)/loss on real estate technology investments	-	-
Forecasted FFO as Adjusted per diluted share and unit	$2.45	$2.55

	2Q 2025
	Low	High

Forecasted net income per diluted share	$0.11	$0.13
Conversion from GAAP share count	(0.01)	(0.01)
Depreciation	0.50	0.50
Noncontrolling interests	0.01	0.01
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$0.61	$0.63
Legal and other costs	-	-
Casualty-related charges/(recoveries)	-	-
Realized/unrealized (gain)/loss on real estate technology investments	-	-
Forecasted FFO as Adjusted per diluted share and unit	$0.61	$0.63

Forward Looking Statements

March 31, 2025

(Unaudited)

Forward-Looking Statements

Certain statements made in this supplement may constitute “forward-looking statements.” Words such as “expects,” “intends,” “believes,” “anticipates,” “plans,” “likely,” “will,” “seeks,” “estimates” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, general market and economic conditions, unfavorable changes in the apartment market and economic conditions that could adversely affect occupancy levels and rental rates, the impact of inflation/deflation on rental rates and property operating expenses, the availability of capital and the stability of the capital markets, the impact of tariffs, geopolitical tensions and changes in immigration, elevated interest rates, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule or at expected rent and occupancy levels, changes in job growth, home affordability and demand/supply ratio for multifamily housing, development and construction risks that may impact profitability, risks that joint ventures with third parties and Debt and Preferred Equity Program investments do not perform as expected, the failure of automation or technology to help grow net operating income, and other risk factors discussed in documents filed by the Company with the SEC from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this supplement, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.